Exhibit 13.2

Certification by Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Itzhak Maayan, Chief Financial Officer of Nano-X Imaging Ltd (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

●	the Company’s annual report on Form 20-F for the year ended December 31, 2020 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: April 6, 2021

By:	/s/ Itzhak Maayan
Name: Itzhak Maayan
Title: Chief Financial Officer